EXHIBIT 99.2

         PRO FORMA FINANCIAL INFORMATION

         On July 23, 1999, the Company completed the acquisition of all the outstanding capital stock of Retail Data Services, Inc. and RDS, Inc. (collectively, "RDS"). The total acquisition cost was $21,183,820; comprised of $15,000,000 paid in cash; $3,000,000 in deferred compensation to the seller; 53,250 shares of common stock valued at $2,762,610 of which 11,000 shares of common stock were issued from the Company's treasury account; liabilities assumed of $171,210 and $250,000 in transaction costs related to the acquisition. Under the terms of the Agreement, the Company is required to pay $2,000,000 and $1,000,000 in March 2000 and 2001, respectively to the seller if revenue from the acquired business meets or exceeds certain levels in 1999 and 2000. Management has determined, based on the results of its analysis that it is highly probable that revenue from the acquired business will exceed the established levels, and accordingly, the deferred payments to the seller have been included in the acquisition cost. The total acquisition cost was allocated to the estimated fair value of assets acquired based on an independent appraisal.

         The following unaudited pro forma condensed consolidated financial statements of QRS Corporation and subsidiaries (the "Company") give effect to the acquisition of all of the outstanding common stock of RDS on July 23, 1999. The acquisition was accounted for under the purchase method of accounting, which requires the purchase price to be allocated to the acquired assets and liabilities assumed of RDS on the basis of their estimated fair values as of the date of acquisition. The following unaudited pro forma condensed consolidated balance sheet gives effect to the acquisition of RDS as if it had occurred on June 30, 1999, and the unaudited pro forma condensed consolidated statements of earnings and comprehensive earnings (collectively, the "Unaudited Pro Forma Financial Information") reflects the results of operations of the Company for the six month period ended June 30, 1999 and the fiscal year ended December 31, 1998 as if the acquisition of RDS had occurred on January 1, 1999 (the first day of fiscal 1999) and January 1, 1998, (the first day of fiscal 1998) and includes adjustments directly attributable to the acquisition and expected to have a continuing impact on the combined company. The Unaudited Pro Forma Financial Information has been prepared based on preliminary estimates of certain direct costs and liabilities associated with the transaction, and amounts actually recorded may change upon final determination of such amounts. Specifically, additional information is expected to be obtained for accrued expenses related to the acquisition.

         The Unaudited Pro Forma Financial Information and related notes are provided for informational purposes only and are not necessarily indicative of what the Company's actual financial position or results of operations would have been had the forgoing transaction been consummated on such dates, nor does it give effect to the synergies, cost savings and other charges expected to result from the acquisition. Accordingly, the pro forma financial information does not purport to be indicative of the Company's financial position or results of operations as of the date hereof or for any period ended on the date hereof or as of or for any other future date or period.

         The following unaudited pro forma financial information is based in part on the historical consolidated financial statements of the Company, and the related notes thereto, which are included in the Company's Annual Report on Form 10-K for the year ended December 31, 1998 and the Company's Quarterly Report on Form 10-Q for the six months ended June 30, 1999; and the combined financial statements of RDS, and the related notes thereto, for the year ended December 31, 1998, and the unaudited combined financial statements of RDS, and the related notes thereto, for the six months ended June 30, 1999, included elsewhere in this Current Report on Form 8-K/A.

         This Current Report on Form 8-K/A contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
         Section 21E of the Securities Exchange Act of 1934 and other risks detailed in the Company's Annual Report on Form 10-K for the year ended December 31, 1998 and the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999 and other reports filed with the Securities and Exchange Commission from time to time. Actual results could differ materially from those projected in these forward-looking statements as a result of the risks described above as well as other risk factors set forth in the Company's periodic reports both previously and hereafter filed with the Securities and Exchange Commission.

PRO FORMA FINANCIAL INFORMATION
-------------------------------
                                                 TABLE OF CONTENTS
                                                 -----------------

                                                                                                               PAGE
                                                                                                               ----
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1999................................     20
Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the Six
    Months Ended June 30, 1999..............................................................................     21
Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the Year Ended
    December 31, 1998.......................................................................................     22
Unaudited Notes to Pro Forma Condensed Consolidated Financial Statements....................................     23

                          QRS CORPORATION and RDS
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              June 30, 1999
                         (Dollars in thousands)


                                                                                       PRO FORMA         PRO FORMA
                                                             QRS            RDS       ADJUSTMENTS         COMBINED
                                                       ------------    ------------   ------------      ------------
            ASSETS
            ------

Current assets:
Cash and cash equivalents............................  $     47,062    $        194   $   (15,000)[A]    $ 32,256
Marketable securities available for sale.............         4,334                                         4,334
Accounts receivable-net..............................        18,967           1,394                        20,361
Deferred income tax assets...........................           816                                           816
Prepaid expenses and other...........................         1,216              89                         1,305
                                                       ------------    ------------   ------------      ------------

     Total current assets............................        72,395           1,677       (15,000)         59,072

Property and equipment, net..........................         8,996             219                         9,215
Marketable securities available for sale.............         7,399                                         7,399
Deferred income tax assets...........................         5,941                                         5,941
Capitalized product development costs - net..........         4,152              75           (75)[B]       4,152
Intangible assets - net..............................         2,829                        18,757 [C][D]   21,586
Other assets.........................................           314                                           314
                                                       ------------    ------------   ------------      ------------

     Total assets....................................  $    102,026    $      1,971   $     3,682        $107,679
                                                       ------------    ------------   ------------      ------------
                                                       ------------    ------------   ------------      ------------



                                       LIABILITIES AND STOCKHOLDERS' EQUITY
                                       ------------------------------------

Current liabilities:
     Accounts payable................................  $      8,574    $         62   $                  $  8,636
     Accrued and other liabilities...................         4,522             538         2,250 [E]       7,310
                                                       ------------    ------------   -------------     ------------
         Total current liabilities...................        13,096             600         2,250          15,946

Deferred rent and other..............................         1,259                         1,000 [F]       2,259
                                                       ------------    ------------   -------------     ------------

     Total liabilities...............................        14,355             600         3,250          18,205
                                                       -------------   ------------   ------------      ------------

Stockholders' equity:
     Preferred stock.................................           --                                            --
     Common stock ...................................        78,291                         2,192 [G]      80,483
     Additional Paid-in Capital......................            --              33           (33)[H]         --
     Treasury stock..................................          (740)                          214 [G]        (526)
     Accumulated other comprehensive earnings........           (51)                                          (51)
     Retained earnings ..............................        10,171           1,338        (1,941)[G][H]    9,568
                                                       -------------   ------------   -------------     ------------

         Total stockholders' equity .................        87,671           1,371           432          89,474
                                                       -------------   ------------   ------------      ------------

     Total liabilities and stockholder's equity......  $    102,026    $      1,971   $     3,682        $107,679
                                                       -------------   ------------   ------------       -----------
                                                       -------------   ------------   ------------       -----------





   See notes to unaudited pro forma condensed consolidated financial statements.

                            QRS CORPORATION and RDS
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                     For the Six Months Ended June 30, 1999
                    (In thousands, except per share amounts)

                                                                                         PRO FORMA       PRO FORMA
                                                             QRS            RDS         ADJUSTMENTS       COMBINED
                                                       -------------   ------------   -------------     -----------
Revenues ............................................  $      58,884   $      4,938                     $    63,822
Cost of revenue......................................         30,174          3,233   $      1,629 [I]       35,036
                                                       -------------   ------------   -------------     -----------

Gross profit.........................................         28,710          1,705         (1,629)          28,786
                                                       -------------   ------------   ------------      -----------

Operating expenses:
     Sales and marketing.............................          8,253            139                           8,392
     Product development.............................          4,084                                          4,084
     General and administrative......................          5,267            467                           5,734
     In-process technology expense related to acquisitions                                     963  [J]         963
                                                       -------------   ------------   -------------     -----------
         Total operating expenses....................         17,604            606            963           19,173
                                                       -------------   ------------   ------------      -----------

Operating earnings...................................         11,106          1,099         (2,592)           9,613

Interest income(expense).............................          1,057             (7)          (336) [K]         714
                                                       -------------   ------------   -------------     -----------
Earnings from continuing operations before
  income taxes.......................................         12,163          1,092         (2,928)          10,327

Income taxes.........................................          4,621                          (698) [L]       3,923
                                                       -------------   ------------   ------------      -----------

Net earnings.........................................  $       7,542   $      1,092   $     (2,230)     $     6,404
                                                       -------------   ------------   ------------      -----------
                                                       -------------   ------------   ------------      -----------

Basic earnings per share (Note 2) ...................  $        0.57                                    $      0.49
                                                       -------------                                    -----------
                                                       -------------                                    -----------

Shares used to compute basic earnings per share......         13,128                            53 [G]       13,181
                                                       -------------                  ------------      -----------
                                                       -------------                  ------------      -----------

Diluted earnings per share ( Note 2) ................  $        0.54                                    $      0.46
                                                       -------------                                    -----------
                                                       -------------                                    -----------

Shares used to compute diluted earnings per share....         13,903                            53 [G]       13,956
                                                       -------------                  ------------      -----------
                                                       -------------                  ------------      -----------









  See notes to unaudited pro forma condensed consolidated financial statements.

                            QRS CORPORATION and RDS
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                      For the Year Ended December 31, 1998
                    (In thousands, except per share amounts)

                                                                                       PRO FORMA         PRO FORMA
                                                            QRS            RDS        ADJUSTMENTS         COMBINED
                                                       -------------   ------------   ------------      -----------
Revenues ............................................  $      91,926   $      8,175                     $   100,101

Cost of revenue......................................         51,140          5,728   $      3,258[I]        60,126
                                                       -------------   ------------   ------------      ------------

Gross profit.........................................         40,786          2,447         (3,258)          39,975
                                                       -------------   ------------   ------------      -----------

Operating expenses:
     Sales and marketing.............................         12,080            247                          12,327
     Product development.............................          4,309                                          4,309
     General and administrative......................          7,314          1,031                           8,345
     In-process technology expense related to
       acquisitions..................................            967                           963 [J]        1,930
                                                       -------------   ------------   ------------      -----------
         Total operating expenses....................         24,670          1,278            963           26,911
                                                       -------------   ------------   ------------      -----------

Operating earnings...................................         16,116          1,169         (4,221)          13,064

Interest income(expense).............................          2,151            (46)          (672) [K]       1,433
                                                       -------------   ------------   ------------      -----------

Earnings from continuing operations before income
       taxes.........................................         18,267          1,123         (4,893)          14,497


Income taxes.........................................          7,113                        (1,470) [L]       5,643
                                                       -------------   ------------   ------------      -----------

Earnings from continuing operations after
       income taxes..................................         11,154          1,123         (3,423)           8,854

Discontinued operations:
     Gain from sale of software and services business            896                                            896
                                                       -------------   ------------   ------------      -----------

Net earnings.........................................  $      12,050    $     1,123    $    (3,423)       $   9,750
                                                       -------------    ------------   ------------      ----------
                                                       -------------    ------------   ------------      ----------

Basic earnings per share (Note 2):
     Continuing operations...........................  $        0.87                                     $     0.69
     Discontinued operations.........................           0.07                                           0.07
                                                       -------------                                     ----------
     Net earnings per share..........................  $        0.94                                     $     0.76
                                                       -------------                                     ----------
                                                       -------------                                     ----------

Shares used to compute basic earnings per share......         12,812                            53 [G]       12,865
                                                       -------------                   ------------      ----------
                                                       -------------                   ------------      ----------

Diluted earnings per share (Note 2):
     Continuing operations...........................  $        0.84                                     $     0.66
     Discontinued operations.........................           0.07                                     $     0.07
                                                       -------------                                     -----------
     Net earnings per share..........................  $        0.91                                     $     0.73
                                                       -------------                                     -----------
                                                       -------------                                     -----------

Shares used to compute diluted earnings per share...          13,287                            53 [G]       13,340
                                                       -------------                    ------------     ------------
                                                       -------------                    ------------     ------------


  See notes to unaudited pro forma condensed consolidated financial statements.

                                    QRS CORPORATION and RDS
                 NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1.       PRO FORMA ADJUSTMENTS


         [A] Adjustment to record the payment of the $15,000,000 cash purchase price.

         [B] Adjustment to record acquired capitalized product development costs at estimated fair value.


         [C] Adjustment to record the allocation of the acquisition cost to the estimated fair value of assets acquired based on an independent appraisal and to reflect the write-off of $963,000 of in-process research and development as no alternative future uses existed for these research projects at the acquisition date as follows (in thousands):

                  Current technology                                                                 $  4,190
                  Customer list and trademark                                                           3,757
                  In-process research and development                                                   1,865
                  Fair value of other intangible assets                                                 1,687
                  Assembled workforce                                                                   1,535
                                                                                                     --------
                      Subtotal                                                                         13,034
                  Write-off in-process research and development                                          (963)
                                                                                                     --------
                      Total                                                                          $ 12,071
                                                                                                     --------
                                                                                                     -------

         [D] Represents the adjustment to record the excess of purchase price over the estimated fair value of the identifiable net assets acquired (Goodwill) as computed below (in thousands):

              Cash                                                                                   $ 15,000
              Estimated fair value of common stock issued                                               2,763
              Accrued transaction costs                                                                   250
              Deferred compensation to seller                                                           3,000
                                                                                                     --------
                 Total purchase price                                                                  21,013

              Preliminary allocation of purchase price:
                 Cash                                                                                     160
                 Accounts receivable                                                                    1,092
                 Property and equipment                                                                   212
                 Intangible assets                                                                     13,034
                 Liabilities assumed                                                                     (171)
                                                                                                     --------
                   Sub-total preliminary allocation of purchase price                                  14,327
                                                                                                     --------

              Goodwill                                                                               $  6,686
                                                                                                     --------
                                                                                                     --------

         [E]      Represents adjustment to reflect the following (in thousands):

              To accrue for the additional payment due in March 2000 under the
              terms of the Agreement                                                                 $  2,000

              To accrue for estimated direct fees and expenses in connection with the
              acquisition of RDS                                                                          250
                                                                                                     --------
              Total                                                                                  $  2,250
                                                                                                     --------
                                                                                                     --------

         [F] Represents adjustment to accrue for the additional $1,000,000 payment due in March 2001 under the terms of the Agreement

         [G] To reflect the issuance of 53,250 shares of common stock valued at $2,762,610 of which 11,000 shares of common stock (with an original cost of $214,000) were issued from the Company's treasury account as follows (in thousands):

              Common stock                                                                           $ 2,192
              Treasury stock                                                                             214
              Retained earnings                                                                          357
                                                                                                     --------

              Total                                                                                  $ 2,763
                                                                                                     --------
                                                                                                     --------


         [H] To reflect the write-off of the historical equity of RDS and the effect of the write-off of in-process research and development discussed in note [C] above as follows (in thousands):

                  Historical additional paid-in-capital of RDS                                                 $   (33)
                                                                                                               --------
                                                                                                               --------
                  Historical retained earnings of RDS                                                          $(1,335)
                  Write-off in-process research and development                                                 (  963)
                                                                                                               --------
                  Total                                                                                        $(2,298)
                                                                                                               --------
                                                                                                               --------

         [I]      To reflect the amortization of intangible assets.

         [J] To reflect the write-off of in-process research and development as discussed in note [C] above.

         [K] To reflect decrease in interest income due to the use of $15.0 million of cash equivalents for the purchase of RDS. Interest income was calculated at the Company's average rate of 4.48% for the six months ended June 30, 1999 and for the year ended December 31, 1998.

         [L] To reflect the income tax effect of the net income of RDS and the pro forma adjustments at the Company's effective income tax rate of 38% for the six months ended June 30, 1999 and 39% for the year ended December 31, 1998.

2.       PRO FORMA EARNINGS PER SHARE

         Basic and diluted pro forma earnings per share was calculated based on the Company's outstanding common stock at June 30, 1999 and December 31, 1998, which reflects a 3 for 2 stock split and 53,250 shares of the Company's common stock issued in connection with the acquisition.